Exhibit 10.29

THIRD AMENDMENT TO
PURCHASE AND SALE CONTRACT

            THIS THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Third Amendment") is made and entered into this 28 day of December, 2010 (the "Third Amendment Date") by and between CARRIAGE APX, A MICHIGAN LIMITED PARTNERSHIP, a Michigan limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller") and CARRIAGE HILL MERIDIAN, LLC, a Michigan limited liability company, having a principal address at 2502 Lake Lansing Road, Suite C, Lansing, Michigan 48912-3661 ("Purchaser").

RECITALS:

            WHEREAS, Seller and DTN Development Group, Inc., a Michigan corporation, entered into that certain Purchase and Sale Contract dated October 18, 2010, as amended by that certain First Amendment to Purchase and Sale Contract dated November 11, 2010, as assigned to Purchaser pursuant to that certain Assignment of Purchase and Sale Contract dated December 1, 2010, and as further amended by that certain Second Amendment to Purchase and Sale Contract dated December 2, 2010 (as amended and assigned, the "Contract"), for certain real property situated in the County of Ingham, State of Michigan, known as Carriage Hill Apartments and more specifically described in the Contract (the "Property"); and

            WHEREAS, Seller and Purchaser desire to amend and ratify the Contract on the terms and conditions set forth below.

AGREEMENT:

            NOW, THEREFORE, in consideration of the mutual covenants set forth in the Contract and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree to amend the Contract as follows:

1.                  Section 5.1.  The first sentence of Section 5.1 is hereby deleted in its entirety and replaced with the following:

"5.1      Closing Date.  The Closing shall occur on December 28, 2010 (the "Closing Date") through an escrow with Escrow Agent, whereby Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means."

2.                  General Provisions.  The following provisions shall apply with respect to this Third Amendment:

(a)                Except as modified herein, the Contract is in full force and effect and is hereby ratified by Purchaser and Seller.

(b)               Capitalized terms not defined herein shall have the same meaning as set forth in the Contract.

(c)                In the event of any conflict between the Contract and this Third Amendment, the terms and conditions of this Third Amendment shall control.

(d)               This Third Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement.  Executed copies hereof may be delivered by telecopier or electronic mail and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.

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            NOW, THEREFORE, the parties hereto have executed this Third Amendment as of the Third Amendment Date.

Seller:

CARRIAGE APX, A MICHIGAN LIMITED PARTNERSHIP,

a Michigan limited partnership

By:       CARRIAGE APX, INC.,

            a Michigan corporation,

            its general partner

            By:  /s/Trent A. Johnson

Name:  Trent A. Johnson

Title:  Vice President

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Purchaser:

CARRIAGE HILL MERIDIAN, LLC,

a Michigan limited liability company

By: DTN 2007, LLC, Its: Manager

By:  /s/ Iqbal S. Uppal

Name:  Iqbal S. Uppal

Title:  Manager